UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       August 1, 2005

MISSION COMMUNITY BANCORP

(Exact name of Registrant as specified in its charter)

CALIFORNIA	333-12982	770559736
(State or other jurisdiction of incorporation)	(File Number)	(I.R.S. Employer Identification No.)

581 Higuera Street, San Luis Obispo, CA		93401
(Address of principal executive office)		(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On July 29, 2005 Mission Community Bancorp’s wholly-owned subsidiary, Mission Community Bank, closed its branch office located at 671 Tefft Street in Nipomo, California pursuant to receiving approval by the California Department of Financial Institutions on April 13, 2005. The Board of Directors of Mission Community Bank approved the closure of the branch office in March 2005, subject to receiving formal regulatory approval by the Department of Financial Institutions.

Formal notification of the discontinuance of the branch was provided to customers of the Nipomo office on April 29, 2005.   The deposit and loan business of the Nipomo branch will be transferred to the bank’s existing Arroyo Grande office, located at 154 West Branch Street, Suite A-1 in Arroyo Grande, California.

Forward Looking Statements

This Form 8-K includes forward-looking information, which is subject to the “safe harbor” created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act ant the Private Securities Litigation Reform Act of 1995.  When the Company uses or incorporates by reference in this Current Report on Form 8-K the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “commit,” “believe” and similar expressions, the Company intends to identify forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2005	MISSION COMMUNITY BANCORP

	By:	/s/ ANITA M. ROBINSON
Anita M. Robinson
President and Chief Executive Officer